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                                    EXHIBIT I



                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the registration statement (No. 333-36440, No. 333-88613 and No. 333-55346) on Form S-8 of Viacom
Inc. of our report dated June 8, 2001, included in the Annual Report of the CBS Employee Investment Fund on Form 11-K for the year ended December 31, 2000.



Mitchell & Titus, LLP
Philadelphia, Pennsylvania
June 26, 2001